EXHIBIT 4.15
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                          [Specimen Stock Certificate]


     INCORPORATED UNDER THE LAWS OF                   COMMON STOCK
    THE COMMONWEALTH OF PENNSYLVANIA                 PAR VALUE $.01


      NUMBER                         [image]             SHARES
     ---------                                           ------


   THIS CERTIFICATE IS TRANSFERABLE IN              CUSIP 693499 10 5
         MINNEAPOLIS, MINNESOTA,           SEE REVERSE FOR CERTAIN DEFINITIONS
          NEW YORK, NEW YORK OR
         ALLENTOWN, PENNSYLVANIA


                              PP&L RESOURCES, INC.


                    THIS IS TO CERTIFY THAT


 PP&L


                    IS THE OWNER OF

     FULLY PAID AND NON-ASSESSABLE SHARES OF THE COMMON STOCK OF


          PP&L Resources, Inc. (hereinafter referred to as the "Company") transferable on the books of the Company by the holder hereof in person or by duly authorized attorney upon surrender of this certificate properly endorsed. This certificate and the shares represented hereby are issued and shall be held subject to all of the provisions of the Articles of Incorporation, as restated and amended, of the Company (a copy of which is on file with the Transfer Agent), to all of which the holder, by acceptance hereof, assents. This certificate is not valid until countersigned by the Transfer Agent and registered by the Registrar.

                    Witness the facsimile seal of the Company and the facsimile signatures of its authorized officers.


          Dated                                                           [seal]
          COUNTERSIGNED AND REGISTERED:
                    NORWEST BANK MINNESOTA, N.A.
                         TRANSFER AGENT
                           AND REGISTRAR

          BY



              AUTHORIZED SIGNATURE    SECRETARY    CHAIRMAN,PRESIDENT AND CHIEF
                                                   EXECUTIVE OFFICER

                              PP&L RESOURCES, INC.

                    THE COMPANY WILL FURNISH WITHOUT CHARGE TO EACH SHARE OWNER WHO SO REQUESTS A STATEMENT OF THE DESIGNATIONS, TERMS, RELATIVE RIGHTS, PRIVILEGES, LIMITATIONS, PREFERENCES AND VOTING POWERS AND THE PROHIBITIONS, RESTRICTIONS AND QUALIFICATIONS OF THE VOTING AND OTHER RIGHTS AND POWERS OF THE SHARES OF EACH CLASS OF STOCK WHICH THE COMPANY IS AUTHORIZED TO ISSUE AND OF THE VARIATIONS IN THE RELATIVE RIGHTS AND PREFERENCES BETWEEN THE SHARES OF EACH SERIES OF EACH CLASS OF STOCK WHICH THE COMPANY IS AUTHORIZED TO ISSUE IN SERIES INSOFAR AS THE SAME HAVE BEEN FIXED AND DETERMINED AND OF THE AUTHORITY OF THE BOARD OF DIRECTORS TO FIX AND DETERMINE THE RELATIVE RIGHTS AND PREFERENCES OF SUBSEQUENT SERIES.

          The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM -  as tenants in common        UNIF GIFT MIN ACT -       Custodian
TEN ENT -  as tenants by the entireties                    ------         ------
JT TEN  -  as joint tenants with right                     (Cust)        (Minor)
           of survivorship and not as                      under Uniform Gifts
           tenants in common                               to Minors Act
                                                                        --------
     Additional abbreviations may also be used though not in the above list.

       For value received,           hereby sell, assign and transfer unto
                           ---------

PLEASE INSERT SOCIAL SECURITY OR OTHER
IDENTIFYING NUMBER OR ASSIGNEE
                              --------------------------------------------------

      PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS INCLUDING POSTAL ZIP CODE
                                   OF ASSIGNEE

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                                 Shares of the capital stock represented by the
--------------------------------
within Certificate, and do hereby irrevocably constitute and appoint

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Attorney to transfer the said stock on the books of the within-named Company with full power of substitution in the premises.

Dated,
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                                        X
                                         -------------------------------------


                                        X
                                         -------------------------------------
                                        NOTICE: THE SIGNATURE(S) TO THIS
                                        ASSIGNMENT MUST CORRESPOND WITH THE
                                        NAME(S) AS WRITTEN UPON THE FACE OF
                                        THE CERTIFICATE IN EVERY PARTICULAR,
                                        WITHOUT ALTERATION OR ENLARGEMENT
                                        OR ANY CHANGE WHATEVER.

Signature(s) Guaranteed



By
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THE SIGNATURE(S) SHOULD BE GUARANTEED BY
AN ELIGIBLE GUARANTOR INSTITUTION (BANKS,
STOCKBROKERS, SAVINGS AND LOAN ASSOCIATIONS
AND CREDIT UNIONS WITH MEMBERSHIP IN AN
APPROVED SIGNATURE GUARANTEE MEDALLION
PROGRAM), PURSUANT TO S.E.C. RULE 17Ad-15